SELIGMAN
----------------
          INCOME
      FUND, INC.


                                [PHOTO OMITTED]


                                 MID-YEAR REPORT

                                  JUNE 30, 1999

                               [GRAPHIC OMITTED]

                                  SEEKING HIGH

                                 CURRENT INCOME

                          AND IMPROVEMENT OF INCOME AND

                               CAPITAL VALUE OVER

                                 THE LONGER TERM


                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.

                                  INCORPORATED

                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[PHOTO OMITTED]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders                                   1
Interview With Your Portfolio Managers                2
Performance Overview                                  4
Portfolio Overview                                    6
Portfolio of Investments                              8
Statement of Assets and Liabilities                  11
Statement of Operations                              12
Statements of Changes in Net Assets                  13
Notes to Financial Statements                        14
Financial Highlights                                 17
Report of Independent Auditors AND
  For More Information                               19
Board of Directors AND Executive Officers            20
Glossary of Financial Terms                          21
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

During the first six months of 1999, Seligman Income Fund posted a total return of 0.15% based on the net asset value of Class A shares. During the same period, the Lipper Income Funds Average returned 3.90% and the Lehman Brothers Aggregate Bond Index returned -1.37%. A full discussion with your Portfolio Managers regarding the Fund's results begins on page 2.

The past six months were difficult for the Fund as continued concerns regarding inflation pushed bond yields higher and bond prices lower. While the equity portion of the Fund's portfolio performed well, the portfolio's overall performance suffered as a result of the Fund's exposure to the bond market.

During the period, economic data had indicated a benign inflationary environment, but market participants correctly anticipated that the Federal Reserve Board would raise rates at its June 30 meeting in response to the improved global outlook and continued US economic strength. This tightening was a partial reversal of the Fed's actions last fall when it lowered interest rates three times in response to the global financial crisis.

As we move into the second half of the fiscal year, US economic growth remains strong, the rest of the world is showing solid signs of economic recovery, and inflation appears benign. The Fund's equity portfolio is well positioned to continue to benefit in such an environment. Furthermore, we expect that interest rates will stabilize, which would benefit the Fund's fixed-income holdings.

As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals, and altering their portfolios and asset allocations in an attempt to respond to the confusion surrounding this issue.

In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium.

For the past several years, J. & W. Seligman & Co. Incorporated (Seligman), your Fund's manager, and Seligman Data Corp. (Seligman Data), your Fund's shareholder service agent, have been working to ensure that shareholders do not experience any Y2K-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment.

Thank you for your continued support of Seligman Income Fund. We look forward to continuing to serve your investment needs.

By order of the Board of Directors,

/s/ William C.  Morris
----------------------
William C.  Morris
Chairman

                                 /s/ Brian T.  Zino
                                 ------------------
                                 Brian T.  Zino
                                 President

August 6, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q:  HOW DID SELIGMAN INCOME FUND PERFORM DURING THE FIRST SIX MONTHS OF 1999?

A: For the six-month period ended June 30, 1999, Seligman Income Fund posted a total return of 0.15% based on the net asset value of Class A shares. This compares to 3.90% for the Lipper Income Funds Average and -1.37% for the Lehman Brothers Aggregate Bond Index. The Fund underperformed the Lipper Average because many of the Fund's peers have more exposure to equities, while more than half of the Fund's holdings are in bonds, which underperformed significantly during the period.

Q:  WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND DURING THE PAST SIX
    MONTHS?

A: Fixed-income securities suffered during the past six months because of steadily rising rates. In May, the Federal Reserve Board announced that it was leaning toward a tighter monetary policy. This immediately sent rates higher and the bond market began to price in not only a June rate hike but another one in August.

    Bond holders didn't get any relief until the last day of the period, June 30, when the Fed did indeed raise the federal funds rate by 25 basis points, but surprised markets by announcing a bias shift to neutral. This sparked a bond market rally and caused the yield on the 30-year US Treasury bond to fall back below 6% that day.

    While interest rates have increased dramatically (long-term rates rose by 100 basis points during the six-month period), they have only moved to the levels that prevailed before last fall's global economic crisis. Central banks around the world, led by the US Federal Reserve Board, were successful in coordinating a looser monetary policy that enabled the world economy to recover and, for a time, lower interest rates provided some support for equity markets. Now, with global growth on the rebound, interest rates have moved higher, but a more positive overall environment of continued benign inflation, strong corporate profit growth, and accelerating worldwide demand, has allowed stocks to flourish nonetheless. In this environment, the equity side of the Fund fared much better than the Fund's fixed-income holdings.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY?

A: At the beginning of the period, the continued strength of the US economy and increasing economic activity in the rest of the world led us to anticipate that the Fed would likely reverse its looser monetary policy of last year, and raise rates. In an effort to limit the effect that higher rates would have on the Fund's fixed-income holdings, we upgraded the bond portfolio's

[PHOTO OMITTED]

GROWTH AND INCOME TEAM: (FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER)


A TEAM APPROACH

Seligman Income Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Rodney Collins are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying the most attractive corporate and government securities and dividend-paying common stocks, consistent with the Fund's objective.

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS

    credit quality by selling non-investment-grade issues, and we shortened the portfolio's duration. These actions did protect the Fund to a degree, but in a period of rising rates, all fixed-income securities lose value, even those of higher credit quality and shorter duration.

    The weakness in bonds, however, was partially offset by the strength of the equity side of the portfolio. The balanced nature of the Fund is an advantage when an asset class goes through a difficult period, as was the case for bonds these past six months.

    The common stocks the Fund holds remain well-diversified across industry groups. We continue to look for issues that are selling at reasonable prices and that have attractive dividend yields within their industry groups. While select equity valuations still seem quite high, we are finding opportunities in the stock market.

    The equity portion of the Fund benefited from renewed strength in cyclical stocks during the period. Basic materials and diversified companies were particularly strong performers.

    The Fund's health care holdings performed poorly. Health care stocks have suffered lately because of a new Medicare proposal which would put pricing pressure on some health care companies. We have not reduced the Fund's holdings in this area, however, because we believe that health care still offers attractive long-term opportunities.

    Over the last three months, we took advantage of some of the price weakness in technology and increased the Fund's weighting in large-cap technology names. At the same time, we reduced the Fund's weighting in energy and utilities.

Q:  WHAT IS YOUR OUTLOOK?

A: We believe that interest rate movements, whose upward trend negatively impacted the Fund's overall performance during the past six months, will moderate and possibly trend lower for the balance of the year. Markets are expecting an August interest rate hike, and this increase is already mostly reflected in market rates. In addition, we believe that US economic growth will slow over the balance of the year, which should allow the Fed to hold rates steady after its August meeting.

    American business fundamentals remain strong and should gain additional support from growing world demand. Therefore, we believe that corporate profits will grow and may even exceed expectations. This, in addition to a continued benign inflation outlook, should provide support for common stocks. We believe that the equity portion of the Fund is well positioned to benefit in such an environment.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 1999

                                                                                              AVERAGE ANNUAL
                                                                        ---------------------------------------------------------
                                               CLASS C                                                      CLASS B     CLASS D
                                                SINCE                                                        SINCE       SINCE
                                              INCEPTION       SIX          ONE        FIVE         10      INCEPTION   INCEPTION
                                              5/27/99*      MONTHS*       YEAR        YEARS       YEARS     4/22/96     5/3/93
                                             -----------  -----------   --------    --------    --------  ----------- -----------
CLASS A**
With Sales Charge                                 n/a        (4.64)%      (3.51)%      8.81%      9.34%        n/a         n/a
Without Sales Charge                              n/a         0.15         1.30        9.87       9.88         n/a         n/a

CLASS B**
With CDSC+                                        n/a        (5.12)       (4.16)        n/a        n/a        7.60%        n/a
Without CDSC                                      n/a        (0.21)        0.47         n/a        n/a        8.37         n/a

CLASS C**
With Sales Charge and CDSC                      (1.84)%        n/a          n/a         n/a        n/a         n/a         n/a
Without Sales Charge and CDSC                    0.14          n/a          n/a         n/a        n/a         n/a         n/a

CLASS D**
With 1% CDSC                                      n/a        (1.19)       (0.39)        n/a        n/a         n/a         n/a
Without CDSC                                      n/a        (0.21)        0.54        9.01        n/a         n/a        7.53%

LEHMAN BROS. AGGREGATE BOND INDEX***            (0.32)o      (1.37)        3.15        7.83       8.15        7.22++      6.40+++

LIPPER INCOME FUNDS AVERAGE***                   1.38o        3.90         5.83       12.45      10.83       11.41++     10.40+++

S&P 500***                                       5.55o       12.38        22.76       27.87      18.78       28.57++     22.92+++

NET ASSET VALUE

                   JUNE 30, 1999        DECEMBER 31, 1998         JUNE 30, 1998
                 ----------------    ----------------------     ----------------
CLASS A               $14.09                 $14.35                  $15.23
CLASS B                14.05                  14.30                   15.19
CLASS C                14.05                    n/a                     n/a
CLASS D                14.05                  14.30                   15.18

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 1999

                     DIVIDENDS
                       PAID                               CAPITAL GAIN
                   -------------                        ----------------
CLASS A               $0.280             REALIZED            $0.022
CLASS B                0.220             UNREALIZED           0.808oo
CLASS C                0.110
CLASS D                0.220

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

--------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lehman Bros. Aggregate Bond Index, the Lipper Income Funds Average, and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Income Funds Average excludes the effect of sales charges. The monthly performance of the Lipper Income Funds Average is used in the Performance Overview. The Lehman Bros. Aggregate Bond Index and the S&P 500 exclude the effect of fees and sales charges. Investors cannot invest directly in an index or an average.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ From April 30, 1996.
+++ From April 30, 1993.
  o From May 31, 1999.
 oo Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1999.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT

CLASS A SHARES

JUNE 30, 1989 TO JUNE 30, 1999

[FIGURES BELOW REPRESENT PLOTPOINTS IN PRINTED PIECE]
"6/30/89"         9523
                  9708
                  9930
                  9850
"6/30/90"         9908
                  8841
                  9106
                 10106
"6/30/91"        10418
                 11333
                 11849
                 12457
"6/30/92"        12943
                 13535
                 13927
                 14833
"6/30/93"        15205
                 15739
                 16152
                 15506
"6/30/94"        15256
                 15563
                 15275
                 16096
"6/30/95"        17272
                 17971
                 18422
                 18510
"6/30/96"        18777
                 19039
                 19936
                 20081
"6/30/97"        21265
                 22250
                 22738
                 24012
"6/30/98"        24112
                 23621
                 24390
                 24014
"6/30/99"        24426


CLASS B SHARES

APRIL 22, 1996+ TO JUNE 30, 1999

[FIGURES BELOW REPRESENT PLOTPOINTS IN PRINTED PIECE]
4/22/96    10000
           10097
6/30/96    10166
            9976
           10067
           10286
           10479
           10785
12/31/96   10758
           10881
           10931
           10808
           10932
           11237
6/30/97    11425
           11843
           11552
           11934
           11851
           11976
12/31/97   12183
           12290
           12587
           12833
           12767
           12833
6/30/98    12862
           12667
           12176
           12582
           12625
           12848
12/31/98   12948
           12858
           12595
           12721
           13086
           12959
6/30/99    12922


CLASS C SHARES

MAY 27, 1999+ TO JUNE 30, 1999

[FIGURES BELOW REPRESENT PLOTPOINTS IN PRINTED PIECE]
5/27/99     9900
5/28/99     9942
5/31/99     9942
6/3/99      9921
6/10/99     9795
6/17/99     9949
6/24/99     9759
6/30/99     9914


CLASS D SHARES

MAY 3, 1993+ TO JUNE 30, 1999

[FIGURES BELOW REPRESENT PLOTPOINTS IN PRINTED PIECE]
"5/3/93"       10000
"6/30/93"      10209
               10546
               10802
               10347
"6/30/94"      10165
               10347
               10132
               10655
"6/30/95"      11412
               11847
               12124
               12158
"6/30/96"      12309
               12455
               13026
               13086
"6/30/97"      13833
               14450
               14741
               15528
"6/30/98"      15563
               15225
               15678
               15414
"6/30/99"      15646

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

-------------------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effects of the 3% or 1% CDSC for Class B or Class C shares, respectively.
 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS

                                    PERCENT OF TOTAL
                                  --------------------
                                   JUNE 30,   DEC. 31,
                                    1999       1998
                                  ---------  ---------
Aerospace ......................    0.8        0.7
Automotive and Related .........    2.2        1.2
Capital Goods ..................     --        0.2
Chemicals ......................    2.1        1.8
Communications .................    9.4        9.3
Computer and Business
   Services ....................    7.4        8.9
Consumer Goods and Services ....    9.9       11.8
Drugs and Health Care ..........    7.0        4.4
Electric and Gas Utilities .....    6.3        4.4
Electronics ....................    0.3         --
Energy .........................    9.0        7.1
Finance and Insurance ..........   13.7       18.5
Funeral Services ...............     --        1.3
Leisure ........................    1.4        1.4
Media ..........................    4.1        4.8
Paper and Forest Products ......    0.4        0.2
Real Estate ....................    0.5         --
Retail Trade ...................    5.1        5.0
Transportation .................    1.1        1.8
                                 ------     ------
Total Corporate
   Fixed-Income Securities
   and Common Stocks ...........   80.7       82.8
US Government and
   Government Agency
   Securities ..................   13.4       13.1
Short-Term Holdings
   and Other Assets
   Less Liabilities ............    5.9        4.1
                                 ------     ------
TOTAL ..........................  100.0      100.0
                                 ======     ======

LARGEST INDUSTRIES+
JUNE 30, 1999

[FIGURES BELOW REPRESENT PLOTPOINTS IN PRINTED PIECE]

FINANCE AND INSURANCE             13.7%    $44,929,714
CONSUMER GOODS AND SERVICES        9.9%    $32,372,995
COMMUNICATIONS                    9.4%    $30,459,547
ENERGY                             9.0%    $29,714,405
COMPUTER AND BUSINESS SERVICES     7.4%    $24,158,450

--------------------
+ Excludes US Government and Government Agency securities.

COMPOSITION OF NET ASSETS

                                         PERCENT OF TOTAL
                                      -----------------------
                                       JUNE 30,     DEC. 31,
                                         1999         1998
                                      -----------  ----------
Corporate Bonds ....................     39.7         43.9
Convertible Preferred Stocks .......       --          3.1
Asset-Backed Securities ............      0.4           --
-------------------------------------------------------------
Total Corporate
  Fixed-Income Securities ..........     40.1         47.0
-------------------------------------------------------------
Common Stocks ......................     40.6         35.8
-------------------------------------------------------------
US Government and
  Government Agency
  Securities .......................     13.4         13.1
-------------------------------------------------------------
Short-Term Holdings and
  Other Assets Less Liabilities ....      5.9          4.1
-------------------------------------------------------------
TOTAL ..............................    100.0        100.0
-------------------------------------------------------------

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                     PRINCIPAL AMOUNT
                                ---------------------------
                                                HOLDINGS
ADDITIONS                         INCREASE      6/30/99
---------                       ------------  -------------
US GOVERNMENT AND
  GOVERNMENT AGENCY
  SECURITIES:
US Treasury Notes
  6.50%, 10/15/2006 ..........   $5,000,000    $5,000,000
Government National
  Mortgage Association
  6.50%, 12/15/2028 ..........    3,043,361     8,043,361
CORPORATE BONDS:
Dana 6.50%, 3/1/2009 .........    3,500,000     3,500,000
Delphi Automotive Systems
  6.50%, 5/1/2009 ............    2,500,000     2,500,000
Enron Oil & Gas
  6%, 12/15/2008 .............    5,200,000     5,200,000
Ford Motor Credit
  5.80%, 1/12/2009 ...........    4,400,000     4,400,000
Guidant
  6.15%, 2/15/2006 ...........    3,000,000     3,000,000
Household Finance
  6%, 5/1/2004 ...............    3,000,000     3,000,000
National City
  6.875%, 5/15/2019 ..........    3,000,000     3,000,000
Nordstrom
  5.625%, 1/15/2009 ..........    4,000,000     4,000,000


                                   PRINCIPAL AMOUNT
                                     OR SHARES
                               ---------------------------
                                                HOLDINGS
REDUCTIONS                       DECREASE       6/30/99
----------                     ------------  -------------
US GOVERNMENT AND
  GOVERNMENT AGENCY
  SECURITIES:
Federal National Mortgage
  Association
  6.35%, 5/18/2005 ...........  $5,000,000           --
CORPORATE BONDS:
AT&T Capital
  6.25%, 5/15/2001 ...........   5,000,000           --
Capital One Bank
  8.125%, 3/1/2000 ...........   5,000,000           --
Franchise Finance
  7%, 11/30/2000 .............   5,000,000           --
GMAC
  6.50%, 12/5/2005 ...........   4,200,000           --
Lexmark International
  6.75%, 5/15/2008 ...........   5,000,000           --
Raytheon
  6.55%, 3/15/2010 ...........   5,000,000           --
Woolworth
  7%, 6/1/2000 ...............   5,000,000           --
CONVERTIBLE PREFERRED
  STOCKS:
St. Paul Capital 6% ..........      75,000 shs.      --
COMMON STOCKS:
Anheuser-Busch ...............      60,100       23,000  shs.


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


LARGEST PORTFOLIO HOLDINGS
JUNE 30, 1999

SECURITY                                       VALUE
----------                                ---------------
FHLMC Gold 5.50%, 7/1/2013 ..........       $8,453,399
Government National
  Mortgage Association
  6.50%, 12/15/2028 .................        7,763,638
GTE .................................        7,082,625
Tele-Communications
  9.80%, 2/1/2012 ...................        6,118,830
Time Warner
  9.125%, 1/15/2013 .................        5,710,605
SBC Communications ..................        5,637,600
Federal National Mortgage
  Association 6%, 12/1/2028 .........        5,356,821
Williams Companies (The) ............        5,269,237
MCI WorldCom 7.75%, 4/1/2007 ........        5,232,860
US Treasury Notes
  6.50%, 10/15/2006 .................        5,160,940

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999

                                      PRINCIPAL
                                        AMOUNT          VALUE
                                     ----------     ------------
US GOVERNMENT AND
  GOVERNMENT AGENCY
  SECURITIES   13.4%
US Treasury Notes:
   6.25%, 8/31/2002                  $  800,000     $    813,000
   6.50%, 10/15/2006                  5,000,000        5,160,940
FHLMC Gold
   5.50%, 7/1/2013+                   8,923,893        8,453,399
Federal National Mortgage
   Association:
   5.90%, 6/19/2003                   5,000,000        4,918,615
   5.795%, 1/1/2009+                  4,778,257        4,504,931
   6%, 12/1/2028                      5,684,166        5,356,821
Government National Mortgage
   Association, Mortgage-backed
   Pass-through Certificates:+
   6.50%, 12/15/2028                  8,043,361        7,763,638
   6%, 12/20/2028                     5,420,803        5,063,177
US Government Gtd. Title XI
   (Bay Transportation)
   7.30%, 6/1/2021                    1,750,000        1,747,429
                                                     -----------
TOTAL US GOVERNMENT
  AND GOVERNMENT
  AGENCY SECURITIES
  (Cost $45,458,529)                                  43,781,950
                                                     -----------
CORPORATE BONDS  39.7%
AUTOMOTIVE AND
  RELATED   1.7%
Dana 6.50%, 3/1/2009                  3,500,000        3,321,370
Delphi Automotive Systems
   6.50%, 5/1/2009                    2,500,000        2,356,593
                                                     -----------
                                                       5,677,963
                                                     -----------
CHEMICALS  1.5%
Praxair 6.625%, 10/15/2007            5,000,000        4,814,295
                                                     -----------
COMMUNICATIONS  4.8%
MCI WorldCom
   7.75%, 4/1/2007                    5,000,000        5,232,860
Sprint Capital
   6.125%, 11/15/2008                 4,500,000        4,201,047
Tele-Communications
   9.80%, 2/1/2012                    5,000,000        6,118,830
                                                     -----------
                                                      15,552,737
                                                     -----------
COMPUTER AND BUSINESS
  SERVICES  4.7%
Dell Computer
   6.55%, 4/15/2008                   5,000,000        4,807,140
First Data
   5.80%, 12/15/2008                  2,400,000        2,186,782
International Business Machines
   5.37%, 9/22/2003                   4,500,000        4,319,078
Solectron
   7.375%, 3/1/2006                  $4,000,000        3,906,316
                                                     -----------
                                                      15,219,316
                                                     -----------
CONSUMER GOODS AND
  SERVICES  5.0%
Equifax
   6.30%, 7/1/2005                    1,500,000        1,475,554
Philip Morris
   7.125%, 8/15/2002                  5,000,000        5,063,430
Service Corp. International
   6.50%, 3/15/2008                   5,000,000        4,630,340
Whitman 7.50%, 2/1/2003               5,000,000        5,126,740
                                                     -----------
                                                      16,296,064
                                                     -----------
DRUGS AND
  HEALTH CARE  2.0%
Boston Scientific
   6.625%, 3/15/2005                  2,000,000        1,925,292
Cardinal Health
   6.25%, 7/15/2008                   2,000,000        1,886,244
Guidant 6.15%, 2/15/2006              3,000,000        2,827,734
                                                     -----------
                                                       6,639,270
                                                     -----------
ELECTRIC AND GAS
  UTILITIES  1.4%
Consumers Energy
   6.375%, 2/1/2008                   5,000,000        4,717,220
                                                     -----------
ENERGY  3.3%
Enron Oil & Gas
   6%, 12/15/2008                     5,200,000        4,771,135
Petroleum Geo-Services
   7.50%, 3/31/2007                   5,000,000        5,010,160
Phillips Petroleum
   6.375%, 3/30/2009                  1,200,000        1,148,892
                                                     -----------
                                                      10,930,187
                                                     -----------
FINANCE AND
  INSURANCE  5.2%
American General Finance
   6.20%, 3/15/2003                   4,000,000        3,958,500
Aristar 6%, 5/15/2002                 1,300,000        1,284,833
First USA Bank
   6.125%, 6/25/2001                  2,000,000        1,992,364
Ford Motor Credit
   5.80%, 1/12/2009                   4,400,000        4,033,920
Household Finance
   6%, 5/1/2004                       3,000,000        2,909,697
National City
   6.875%, 5/15/2019                  3,000,000        2,825,355
                                                     -----------
                                                      17,004,669
                                                     -----------

-----------------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999

                                      PRINCIPAL
                                        AMOUNT
                                      OR SHARES         VALUE
                                     ----------     ------------
LEISURE  1.4%
Royal Caribbean Cruises
  6.75%, 3/15/2008                   $5,000,000     $ 4,710,620
                                                   ------------
MEDIA  4.1%
News America Holdings
  7.43%, 10/1/2026                    5,000,000       5,061,220
Time Warner
  9.125%, 1/15/2013                   5,000,000       5,710,605
Viacom
  7.75%, 6/1/2005                     2,500,000       2,574,807
                                                   ------------
                                                     13,346,632
                                                   ------------
REAL ESTATE  0.5%
Mack-Cali Realty
  7%, 3/15/2004                       1,600,000       1,572,234
                                                   ------------
RETAIL TRADE  4.1%
Nordstrom
  5.625%, 1/15/2009                   4,000,000       3,649,948
Sears, Roebuck
  6%, 3/20/2003                       5,000,000       4,925,875
Staples
  7.125%, 8/15/2007                   5,000,000       4,964,195
                                                   ------------
                                                     13,540,018
                                                   ------------
TOTAL CORPORATE BONDS
  (Cost $134,378,486)                               130,021,225
                                                   ------------
COMMON STOCKS  40.6%
AEROSPACE  0.8%
General Dynamics                         40,000shs.   2,740,000
                                                   ------------
AUTOMOTIVE AND
  RELATED  0.5%
DaimlerChrysler                          20,000       1,777,500
                                                   ------------
CHEMICALS  0.6%
duPont (E.I.) de Nemours                 26,400       1,803,450
                                                   ------------
COMMUNICATIONS  4.6%
AT&T                                     27,000       1,506,938
GTE                                      93,500       7,082,625
MCI WorldCom*                             7,900         679,647
SBC Communications                       97,200       5,637,600
                                                   ------------
                                                     14,906,810
                                                   ------------
COMPUTER AND BUSINESS
  SERVICES  2.7%
Cisco Systems*                            9,000         579,656
Dell Computer*                            5,400         199,631
Electronic Data Systems                  29,000       1,640,312
Harris                                   25,000         979,688
Intel                                    15,700         933,659
International Business Machines           9,400       1,214,950
Microsoft*                               21,900       1,973,738
Xerox                                    24,000       1,417,500
                                                    -----------
                                                      8,939,134
                                                    -----------
CONSUMER GOODS
  AND SERVICES  4.9%
Anheuser-Busch                           23,000       1,631,562
Bestfoods                                16,100         796,950
Coca-Cola                                 6,100         381,250
ConAgra                                  60,000       1,597,500
Fortune Brands                            7,600         314,450
Philip Morris                            90,200       3,624,913
Procter & Gamble                          4,300         383,775
Russell                                 100,000       1,950,000
Sara Lee                                177,000       4,015,687
Stanley Works (The)                      42,900       1,380,844
                                                    -----------
                                                     16,076,931
                                                    -----------
DRUGS AND HEALTH CARE  5.0%
Abbott Laboratories                      80,000       3,640,000
American Home Products                   75,000       4,312,500
Baxter International                     19,000       1,151,875
Bristol-Myers Squibb                     60,400       4,254,425
Johnson & Johnson                         5,800         568,400
Pfizer                                    3,700         406,075
Pharmacia & Upjohn                       26,000       1,477,125
Schering-Plough                           8,500         450,500
                                                    -----------
                                                     16,260,900
                                                    -----------
ELECTRIC AND GAS
  UTILITIES  4.5%
DQE                                      45,000       1,805,625
Sonat                                   115,000       3,809,375
Unicom                                   96,300       3,713,569
Williams Companies (The)                123,800       5,269,237
                                                    -----------
                                                     14,597,806
                                                    -----------
ELECTRONICS  0.3%
Raytheon (Class B)                       12,500         879,688
                                                    -----------
ENERGY  5.7%
BP Amoco (ADRs)
   (United Kingdom)                      17,500       1,898,750
Exxon                                    49,000       3,779,125
Mobil                                    43,200       4,276,800
Royal Dutch Petroleum
   (Netherlands)                         47,700       2,873,925
Schlumberger                             27,500       1,751,406
Unocal                                  106,100       4,204,212
                                                    -----------
                                                     18,784,218
                                                    -----------


-----------------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999

                                       SHARES          VALUE
                                     ----------     ------------
FINANCE AND INSURANCE  8.5%
Allstate                                38,000     $  1,363,250
American General                        55,900        4,213,463
American International Group             5,000          585,313
Bank of America                         21,387        1,567,934
Bank of New York                        91,000        3,338,562
Chubb                                   30,000        2,085,000
Citigroup                               65,250        3,099,375
Hartford Financial Services Group       60,400        3,522,075
Lincoln National                        77,600        4,059,450
Morgan (J.P.)                            7,500        1,053,750
Washington Mutual                       85,848        3,036,873
                                                   ------------
                                                     27,925,045
                                                   ------------
PAPER AND FOREST
  PRODUCTS  0.4%
Mead                                    28,800        1,202,400
                                                   ------------
RETAIL TRADE  1.0%
May Department Stores                   57,900        2,366,663
Wal-Mart Stores                         17,300          834,725
                                                   ------------
                                                      3,201,388
                                                   ------------
TRANSPORTATION  1.1%
GATX                                    97,600        3,714,900
                                                   ------------
TOTAL COMMON STOCKS
  (Cost $107,947,440)                               132,810,170
                                                   ------------

                                      PRINCIPAL
                                        AMOUNT         VALUE
                                     ----------     ------------
ASSET-BACKED
  SECURITIES+  0.4%
  (Cost $1,498,074)
ELECTRIC AND GAS
   UTILITIES  0.4%
PECO Energy
   6.05%, 3/1/2009                  $1,500,000   $    1,437,307
                                                 --------------
SHORT-TERM
   HOLDINGS  5.1%

Canadian Imperial Bank of
   Commerce,Grand Cayman,
   5.50%, 7/1/1999                   8,300,000        8,300,000
First National Bank of
   Chicago, Grand Cayman,
   5.50%, 7/1/1999                   8,300,000        8,300,000
                                                 --------------
TOTAL SHORT-TERM
  HOLDINGS
  (Cost $16,600,000)                                 16,600,000
                                                 --------------
TOTAL INVESTMENTS  99.2%
  (Cost $305,882,529)                               324,650,652
OTHER ASSETS
  LESS LIABILITIES   0.8%                             2,496,774
                                                 --------------
NET ASSETS   100.0%                                $327,147,426
                                                 ==============


----------------
* Non-income producing security.
+ Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these instruments.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
Investments, at value:
   Bonds and stocks (cost $243,824,000) ..............   $264,268,702
   US Government and Government Agency securities
     (cost $45,458,529) ..............................     43,781,950
   Short-term holdings (cost $16,600,000) ............     16,600,000      $324,650,652
                                                        -------------
Cash ................................................................           226,545
Receivable for interest and dividends ...............................         3,254,220
Receivable for Capital Stock sold ...................................           287,869
Investment in, and expenses prepaid to,
   shareholder service agent ........................................            63,375
Other ...............................................................            31,466
                                                                         --------------
TOTAL ASSETS ........................................................       328,514,127
                                                                         --------------
LIABILITIES:
Payable for Capital Stock repurchased ...............................           757,648
Accrued expenses and other ..........................................           609,053
                                                                         --------------
TOTAL LIABILITIES ...................................................         1,366,701
                                                                         --------------
NET ASSETS ..........................................................      $327,147,426
                                                                         ==============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares
   authorized; 23,239,137 shares outstanding):
   Class A ..........................................................      $ 16,754,100
   Class B ..........................................................         1,589,762
   Class C ..........................................................            12,867
   Class D ..........................................................         4,882,408
Additional paid-in capital ..........................................       285,731,055
Undistributed net investment income .................................           209,545
Accumulated net realized loss .......................................         (800,434)
Net unrealized appreciation of investments ..........................        18,768,123
                                                                         --------------
NET ASSETS ..........................................................      $327,147,426
                                                                         ==============
NET ASSET VALUE PER SHARE:
CLASS A ($236,037,998 / 16,754,100 shares) ..........................            $14.09
                                                                                =======
CLASS B ($22,328,565 / 1,589,762 shares) ............................            $14.05
                                                                                =======
CLASS C ($180,764 / 12,867 shares) ..................................            $14.05
                                                                                =======
CLASS D ($68,600,099 / 4,882,408 shares) ............................            $14.05
                                                                                =======


-----------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME:
Interest .......................................................... $ 6,692,571
Dividends .........................................................   1,713,341
                                                                   ------------
TOTAL INVESTMENT INCOME (net of foreign tax withheld of $17,944) ................   $8,405,912

EXPENSES:
Management fee ....................................................   1,015,832
Distribution and service fees .....................................     774,309
Shareholder account services ......................................     302,914
Registration ......................................................      46,406
Shareholder reports and communications ............................      40,868
Custody and related services ......................................      35,776
Auditing and legal fees ...........................................      30,999
Directors' fees and expenses ......................................      12,246
Miscellaneous .....................................................      17,090
                                                                   ------------
TOTAL EXPENSES ..................................................................    2,276,440
                                                                                    ----------
NET INVESTMENT INCOME ...........................................................    6,129,472

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ..................................     507,044
Net change in unrealized appreciation of investments ..............  (6,619,414)
                                                                   ------------
NET LOSS ON INVESTMENTS .........................................................   (6,112,370)
                                                                                    ----------
INCREASE IN NET ASSETS FROM OPERATIONS ..........................................    $  17,102
                                                                                    ==========

-----------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX MONTHS ENDED          YEAR ENDED
                                                                 JUNE 30, 1999        DECEMBER 31, 1998
                                                             ---------------------   --------------------
OPERATIONS:
Net investment income .........................................  $ 6,129,472            $ 14,594,886
Net realized gain on investments ..............................      507,044              20,162,078
Net realized loss from foreign currency transactions ..........           --              (1,061,463)
Net change in unrealized appreciation of investments ..........   (6,619,414)            (10,362,195)
Net change in unrealized depreciation on translation of
  assets and liabilities denominated in foreign currencies ....           --                 904,932
                                                               -------------           -------------
INCREASE IN NET ASSETS FROM OPERATIONS ........................       17,102              24,238,238
                                                               -------------           -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A .....................................................   (4,780,125)            (11,531,796)
  Class B .....................................................     (337,923)               (532,468)
  Class C .....................................................         (247)                     --
  Class D .....................................................   (1,118,996)             (2,819,673)
Net realized gain on investments:
  Class A .....................................................           --             (14,780,662)
  Class B .....................................................           --              (1,022,227)
  Class D .....................................................           --              (4,478,944)
                                                               -------------           -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .....................   (6,237,291)            (35,165,770)
                                                               -------------           -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .............................   10,715,519              30,957,362
Investment of dividends .......................................    4,423,046              10,650,400
Exchanged from associated Funds ...............................    8,588,816              27,824,267
Shares issued in payment of gain distributions ................           --              17,023,382
                                                               -------------           -------------
Total .........................................................   23,727,381              86,455,411
                                                               -------------           -------------
Cost of shares repurchased ....................................  (35,796,886)            (50,351,680)
Exchanged into associated Funds ...............................   (9,981,739)            (25,246,214)
                                                               -------------           -------------
Total .........................................................  (45,778,625)            (75,597,894)
                                                               -------------           -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ............................  (22,051,244)             10,857,517
                                                               -------------           -------------
DECREASE IN NET ASSETS ........................................  (28,271,433)                (70,015)
NET ASSETS:
Beginning of period ...........................................  355,418,859             355,488,874
                                                               -------------           -------------
END OF PERIOD (including undistributed net investment income
  of $209,545 and $317,364, respectively) ..................... $327,147,426            $355,418,859
                                                               =============           =============

-------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Income Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in US Government and Government agency securities, bonds, and stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

C. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1999, distribution and service fees were the only class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components

NOTES TO FINANCIAL STATEMENTS

   of net assets based on their ultimate characterization for federal income tax purposes.Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1999, amounted to $77,299,393 and $100,213,188, respectively; purchases and sales of US Government obligations were $5,104,688 and $8,308,172, respectively.

   At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $27,572,950 and $8,804,827, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund's average daily net assets, 0.55% per annum of the next $1 billion of the Fund's average daily net assets, and 0.50% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $11,807 from sales of Class A shares. Commissions of $88,125 and $1,057 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1999, fees incurred under the Plan aggregated $303,692, or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $106,502, $47, and $364,068, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1999, such charges amounted to $5,564.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 1999, amounted to $4,891.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1999, Seligman Services, Inc. received commissions of $2,027 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $24,277, pursuant to the Plan.

   Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $302,914 for shareholder account services. The

NOTES TO FINANCIAL STATEMENTS

Fund's investment in Seligman Data Corp. is recorded at a cost of $3,553.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1999, of $102,859 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

6. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                   SIX MONTHS ENDED            YEAR ENDED
                                    JUNE 30, 1999          DECEMBER 31, 1998
                              ---------------------     -----------------------
CLASS A                        SHARES       AMOUNT        SHARES      AMOUNT
---------------------------------------------------     -----------------------
Net proceeds from
  sales of shares             386,637   $ 5,477,116        917,312  $13,784,723
Investment of
  dividends                   233,520     3,293,769        536,032    7,981,473
Exchanged from
  associated Funds            201,058     2,861,260        811,991   12,301,020
Shares issued in
  payment of gain
  distributions                    --            --        848,226   12,180,374
---------------------------------------------------     -----------------------
Total                         821,215    11,632,145      3,113,561   46,247,590
---------------------------------------------------     -----------------------
Cost of shares
  repurchased              (1,657,628)  (23,521,464)    (2,451,497) (36,932,180)
Exchanged into
  associated Funds           (254,521)   (3,615,183)    (1,088,419) (16,267,382)
---------------------------------------------------     -----------------------
Total                      (1,912,149)  (27,136,647)    (3,539,916) (53,199,562)
---------------------------------------------------     -----------------------
Decrease in Shares         (1,090,934) $(15,504,502)      (426,355  $(6,951,972)
---------------------------------------------------     -----------------------

                                   SIX MONTHS ENDED            YEAR ENDED
                                    JUNE 30, 1999          DECEMBER 31, 1998
                              ---------------------     -----------------------
CLASS B                        SHARES       AMOUNT        SHARES      AMOUNT
---------------------------------------------------     -----------------------
Net proceeds from
  sales of shares             231,146    $3,269,960        582,101  $ 8,737,987
Investment of
  dividends                    16,863       237,092         25,995      383,370
Exchanged from
  associated Funds            165,751     2,345,338        443,306    6,464,374
Shares issued in
  payment of gain
  distributions                    --           --          56,336      803,601
---------------------------------------------------     -----------------------
Total                         413,760     5,852,390      1,107,738   16,389,332
---------------------------------------------------     -----------------------
Cost of shares
  repurchased                (108,841)   (1,536,753)       (91,901)  (1,368,093)
Exchanged into
  associated Funds           (190,589)   (2,686,431)      (122,524)  (1,801,440)
---------------------------------------------------     -----------------------
Total                        (299,430)   (4,223,184)      (214,425)  (3,169,533)
---------------------------------------------------     -----------------------
Increase in Shares            114,330    $1,629,206        893,313  $13,219,799
---------------------------------------------------     -----------------------

                                 MAY 27, 1999*
                               TO JUNE 30, 1999
---------------------------------------------------
CLASS C                      SHARES        AMOUNT
---------------------------------------------------
Net proceeds from
  sales of shares            12,858      $180,857
Investment of
  dividends                       9           131
---------------------------------------------------
Increase in Shares           12,867      $180,988
---------------------------------------------------

* Commencement of offering of shares.

                                   SIX MONTHS ENDED            YEAR ENDED
                                    JUNE 30, 1999          DECEMBER 31, 1998
                              ---------------------     -----------------------
CLASS D                        SHARES       AMOUNT        SHARES      AMOUNT
---------------------------------------------------     -----------------------
Net proceeds from
  sales of shares             126,400   $ 1,787,586        559,494  $ 8,434,652
Investment of
  dividends                    63,412       892,054        153,899    2,285,557
Exchanged from
  associated Funds            239,445     3,382,218        605,553    9,058,873
Shares issued in
  payment of gain
  distributions                    --           --         282,564    4,039,407
---------------------------------------------------     -----------------------
Total                         429,257     6,061,858      1,601,510   23,818,489
---------------------------------------------------     -----------------------
Cost of shares
  repurchased                (759,588)  (10,738,669)      (807,198) (12,051,407)
---------------------------------------------------     -----------------------
Exchanged into
  associated Funds           (258,680)   (3,680,125)      (478,295)  (7,177,392)
---------------------------------------------------     -----------------------
Total                      (1,018,268)  (14,418,794)    (1,285,493) (19,228,799)
---------------------------------------------------     -----------------------
Increase (Decrease)
  in Shares                  (589,011)  $(8,356,936)       316,017  $ 4,589,690
---------------------------------------------------     -----------------------

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                    CLASS A
                                                       ------------------------------------------------------------------
                                                        SIX MONTHS                  YEAR ENDED DECEMBER 31,
                                                          ENDED      ----------------------------------------------------
                                                         6/30/99       1998       1997       1996       1995       1994
                                                       ------------  --------  ---------  ---------  ----------  --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $14.35        $14.81      $14.97     $14.63     $13.05     $14.58
                                                        ------        ------      ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................     0.27          0.64        0.71       0.74       0.76       0.76
Net realized and unrealized gain (loss) on
     investments ....................................    (0.25)         0.41        1.41       0.38       1.89      (1.57)
Net realized and unrealized gain (loss) from
     foreign currency transactions ..................       --            --       (0.10)      0.04      (0.01)      0.03
                                                        ------        ------      ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS ....................     0.02          1.05        2.02       1.16       2.64      (0.78)
                                                        ------        ------      ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................    (0.28)        (0.65)      (0.74)     (0.73)     (0.78)     (0.75)
Distributions from net realized capital gain ........       --         (0.86)      (1.44)     (0.09)     (0.28)        --
                                                        ------        ------      ------     ------     ------     ------
TOTAL DISTRIBUTIONS .................................    (0.28)        (1.51)      (2.18)     (0.82)     (1.06)     (0.75)
                                                        ------        ------      ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ......................   $14.09        $14.35      $14.81     $14.97     $14.63     $13.05
                                                        ======        ======      ======     ======     ======     ======
TOTAL RETURN: .......................................     0.15%         7.26%      14.06%      8.22%     20.60%     (5.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ............  $236,038      $256,060    $270,688   $296,291   $318,307    $286,355
Ratio of expenses to average net assets .............     1.14%+        1.10%       1.14%      1.14%      1.00%       1.02%
Ratio of net income to average net assets ...........     3.83%+        4.25%       4.66%      5.11%      5.38%       5.51%
Portfolio turnover rate .............................    24.85%       124.79%     138.90%    125.92%    111.78%      66.62%

-------------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS

                                                                             CLASS B                                    CLASS C
                                                       ---------------------------------------------------------     -------------
                                                          SIX MONTHS    YEAR ENDED DECEMBER 31,      4/22/96*            5/27/99*
                                                            ENDED     ------------------------         TO                   TO
                                                           6/30/99       1998        1997            12/31/96           6/30/99
                                                                      ---------   -----------      ------------      -------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....................  $14.30       $14.79      $14.95           $14.43             $14.14
                                                           ------       ------      ------           ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................................    0.22         0.52        0.59             0.43               0.03
Net realized and unrealized gain (loss) on investments ..   (0.25)        0.39        1.41             0.59              (0.01)
Net realized and unrealized gain (loss) from
     foreign currency transactions ......................      --           --       (0.10)            0.05                 --
                                                           ------       ------      ------           ------             ------
TOTAL FROM INVESTMENT OPERATIONS ........................   (0.03)        0.91        1.90             1.07               0.02
                                                           ------       ------      ------           ------             ------
LESS DISTRIBUTIONS:
Dividends from net investment income ....................   (0.22)       (0.54)      (0.62)           (0.46)             (0.11)
Distributions from net realized capital gain ............      --        (0.86)      (1.44)           (0.09)                --
                                                           ------       ------      ------           ------             ------
TOTAL DISTRIBUTIONS .....................................   (0.22)       (1.40)      (2.06)           (0.55)             (0.11)
                                                           ------       ------      ------           ------             ------
NET ASSET VALUE, END OF PERIOD ..........................  $14.05       $14.30      $14.79           $14.95             $14.05
                                                           ======       ======      ======           ======             ======
TOTAL RETURN: ...........................................  (0.21)%        6.28%      13.24%            7.58%              0.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ................  $22,328      $21,096      $8,607           $2,961               $181
Ratio of expenses to average net assets .................    1.89%+       1.86%       1.90%            1.89%+             1.91%+
Ratio of net income to average net assets ...............    3.08%+       3.49%       3.90%            4.36%+             3.41%+
Portfolio turnover rate .................................   24.85%      124.79%     138.90%          125.92%++           24.85%**

                                                                                    CLASS D
                                                       ------------------------------------------------------------------
                                                        SIX MONTHS                  YEAR ENDED DECEMBER 31,
                                                          ENDED      ----------------------------------------------------
                                                          6/30/99      1998       1997       1996       1995       1994
                                                       ------------  --------  ---------  ---------  ----------  --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                    $14.30        $14.78      $14.95     $14.60     $13.01     $14.55
                                                        ------        ------      ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.22          0.52        0.59       0.63       0.65       0.65
Net realized and unrealized gain (loss) on investments   (0.25)         0.40        1.40       0.38       1.88      (1.57)
Net realized and unrealized gain (loss) from
     foreign currency transactions                          --            --       (0.10)      0.04      (0.01)      0.03
                                                        ------        ------      ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS                         (0.03)         0.92        1.89       1.05       2.52      (0.89)
                                                        ------        ------      ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (0.22)        (0.54)      (0.62)     (0.61)     (0.65)     (0.65)
Distributions from net realized capital gain                --         (0.86)      (1.44)     (0.09)     (0.28)        --
                                                        ------        ------      ------     ------     ------     ------
TOTAL DISTRIBUTIONS                                      (0.22)        (1.40)      (2.06)     (0.70)     (0.93)     (0.65)
                                                        ------        ------      ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                          $14.05        $14.30      $14.78     $14.95     $14.60     $13.01
                                                        ======        ======      ======     ======     ======     ======
TOTAL RETURN:                                            (0.21)%        6.36%      13.17%      7.43%     19.66%     (6.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                 $68,600      $78,263     $76,194    $81,957    $86,701     $67,946
Ratio of expenses to average net assets                    1.89%+       1.86%       1.90%      1.90%      1.79%       1.82%
Ratio of net income to average net assets                  3.08%+       3.49%       3.90%      4.37%      4.58%       4.74%
Portfolio turnover rate                                   24.85%      124.79%     138.90%    125.92%    111.78%      66.62%


-------------------
*  Commencement of offering of shares.
** For the six months ended June 30, 1999.
 + Annualized.
++ For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Income Fund, Inc. as of June 30, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Income Fund, Inc. as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
August 6, 1999



FOR MORE INFORMATION

MANAGER

J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. &W. Seligman &Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee


EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-----------------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

 THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
   HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN INCOME FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES,
      MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY
                       BEFORE INVESTING OR SENDING MONEY.


                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017



EQIN3  6/99                           [GRAPHIC OMITTED[Printed on Recycled Paper